EXHIBIT 3.36
                                                                    ------------

                                  BY-LAW NO. 1


                         A by-law relating generally to
                 the transaction of the business and affairs of
                          HAMILTON DIGITAL DESIGNS LTD.

              BE IT ENACTED and it is hereby enacted as a by-law of
                          HAMILTON DIGITAL DESIGNS LTD.
(hereinafter called the "Corporation") as follows:

                                   HEAD OFFICE
                                   -----------

         1. The directors may from time to time by resolution fix the location of the head office of the Corporation within the place in Ontario designated as such by the articles of the Corporation or by special by-law of the Corporation

                                      SEAL
                                      ----

         2. The Corporation shall have a seal which shall be adopted and may be changed by resolution of the directors.

                             MEETING OF SHAREHOLDERS
                             -----------------------

         3. ANNUAL MEETING - The annual meeting of the shareholders shall be held, subject to the provisions of paragraph 20 hereof, at such place within Ontario or at such a place outside of Ontario designated by the articles of the Corporation, at such time and on such day in each year as the board, or president, or a vice - president who is a director may from time to time by resolution determine, for the purpose of hearing and receiving the reports and statements required by The Business Corporations Act to be read and laid before the Corporation at an annual meeting, electing directors, appointing, if necessary, the auditor and fixing or authorizing the board to fix his remuneration and for the transaction of such other business as may properly be brought before the meeting.

         4. GENERAL MEETINGS -The board or the president or a vice-president who is a director shall have power at any time to call a general meeting of the share holders of the Corporation to be held at such time at such a place within Ontario or at such place outside of Ontario designated by the articles of the Corporation as may be determined by the board or the person calling the meeting. The phrase "meeting of shareholders" wherever it occurs in this by-law shall mean and include an annual meeting of shareholders and a general meeting of shareholders and shall also include a meeting of any class or classes of shareholders.

         5. NOTICES - No public notice or advertisement of any meeting of shareholders shall be required, but notice of the time and place of each such meeting shall be given not less than ten days before the day on which the meeting is to be held to the auditor, if any, of the Corporation, to the directors of the Corporation and to each shareholder of record at the close of business on the day prior to the day on which the notice is given who is entered on the books of the Corporation as the holder of one or more shares carrying the right to vote at the meeting. Notice of a general meeting of shareholders shall state the general nature of the business which is to be transacted. A meeting of shareholders may be held at any time without notice if all the shareholders entitled to vote thereat are present or represented by proxy or those not so present or represented by proxy have waived notice, the directors are present or have waived notice, and if the auditor, if any, is present or has waived such notice, and at such meeting any business may be transacted which the Corporation at an annual or general meeting of the shareholders may transact.

         6. REPORTS TO SHAREHOLDERS - Subject to the provisions of The Business Corporations Act, a copy of the financial statement and a copy of the auditor's report shall be furnished to every shareholder on demand.

         7. PERSONS ENTITLED TO BE PRESENT - The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat and the auditor, if any, of the Corporation and others who although not entitled to vote are entitled or required under any provision of The Business Corporations Act or by-laws of the Corporation to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

         8. QUORUM - Three persons present in person and each entitled and together being the beneficial owners of not less than 70% of the issued and outstanding voting shares in the capital stock of the corporation to vote thereat /shall constitute a quorum for the transaction of business at any meeting of shareholders.

         9. RIGHT TO VOTE - At each meeting of shareholders every shareholder shall be entitled to vote who is, subject to paragraph 62, entered on the books of the Corporation as the holder of one or more shares carrying the right to vote at such meeting; save that, if the share or shares in question have been mortgaged or hypothecated, the person who mortgaged or hypothecated such share or shares (or his proxy) may nevertheless represent the shares at meetings and vote in respect thereof unless in the instrument creating the mortgage or hypothec he has expressly empowered the holder of such mortgage or hypothec to vote thereon, in which case such holder (or his proxy) may attend meetings and vote in respect of such shares upon filing with the secretary of the meeting sufficient proof of the terms of such instrument.

         10. REPRESENTATIVES - An executor, administrator, committee of a mentally incompetent person, guardian or trustee and where a Corporation is such executor, administrator, committee, guardian or trustee of a testator, intestate, mentally incompetent person, ward or cestui que trust, any person duly appointed a proxy for such corporation, upon filing with the secretary of the meeting sufficient proof of his appointment, shall represent the shares in his or its hands at all meetings of the shareholders of the Corporation and may vote accordingly as a shareholder in the same manner and to the same extent as the shareholder of record. If there be more than one executor, administrator, committee, guardian or trustee, the provisions of clause 12 shall apply.

         11. PROXIES - Every shareholder, including a corporate shareholder, entitled to vote at meetings of shareholders may by instrument in writing appoint a proxy, who need not be a shareholder, to attend and act at the meeting in the same manner, to the same extent and with the same power as if the shareholder were present at the meeting in the manner, to the extent and with the power conferred by the proxy. The instrument appointing a proxy shall be in writing under the hand of the appointer or his attorney, authorized in writing, or if the appointer is a corporation, under the corporate seal or under the hand of an officer or attorney so authorized, and shall cease to be valid after the expiration of one year from the date thereof. The instrument appointing a proxy may be in such form as the directors may from time to time prescribe or in such other form as the chairman of the meeting may accept as sufficient, and shall be deposited with the secretary of the meeting before any vote is cast under its authority, or at such earlier time and in such manner as the board may prescribe in accordance with The Business Corporations Act.

         12. JOINT SHAREHOLDERS - If shares are held jointly by two or more persons, anyone of them present or represented by proxy at a meeting of shareholders of the Corporation, may, in the absence of the other or others vote thereon, but if more than one of them are present or represented by proxy they shall vote together as one on the shares jointly held by them.

         13. SCRUTINEERS - At each meeting of shareholders one or more scrutineers may be appointed by a resolution of the meeting or by the chairman with the consent of the meeting to serve at the meeting. Such scrutineers need not be shareholders of the Corporation.

         14. VOTES TO GOVERN - At all meetings of shareholders every question shall, unless otherwise required by the articles or by-laws of the Corporation or by law, be decided by the majority of 70% the votes representing all issued and outstanding shares of the Corporation.

         15. SHOW OF HANDS - At all meetings of shareholders every question shall be decided by a show of hands unless a poll thereon be required by the chairman or be demanded by any shareholder present in person or represented by proxy and entitled to vote. Upon a show of hands every shareholder present in person and entitled to vote shall have one vote, but the share holder represented by proxy shall have no vote. After a show of hands has been taken upon any question the chairman may require or any shareholder present in person or represented by proxy and entitled to vote may demand a poll thereon. Whenever a vote by show of hands shall have been taken upon a question, unless a poll thereon be so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the proceedings at the meeting shall be prima facie evidence of that fact without proof of the number or proportion of the votes recorded in favor of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the Corporation in annual or general meeting, as the case may be, upon the question. A demand for a poll may be withdrawn at any time prior to the taking of the poll.

         16. POLLS - If a poll be required by the chairman of the meeting or be duly demanded by any shareholder and the demand be not withdrawn, a poll upon the question shall be taken in such manner as the chairman of the meeting shall direct. Upon a poll each shareholder who is present in person or represented by proxy shall be entitled to one vote for each share in respect of which he is entitled to vote at the meeting and the result of the poll shall be the decision of the Corporation in annual or general meeting, as the case may be upon the question.

         17. CASTING VOTE - In case of an equality of votes at any meeting of shareholders, either upon a show of hands or upon a poll, the chairman of the meeting shall not be entitled to a second or casting vote.

         18. ADJOURNMENT - The chairman at a meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place.

         19. TRANSACTION OF BUSINESS BY SIGNATURE - Resolutions may be consented to at any time by the signatures of all the shareholders of the Corporation entitled to vote at a meeting of shareholders and such resolutions are as valid and effective as if passed at a meeting of the shareholders duly called, constituted and held for that purpose. By-laws or resolutions passed by the directors of the Corporation may at any time, in lieu of confirmation at a general meeting of shareholders, be confirmed in writing by all the shareholders entitled to vote at such meeting.

         20. ONE SHAREHOLDER - Where the Corporation has only one shareholder, all business which the Corporation may transact at an annual or general meeting of shareholders shall be transacted in the manner provided for in paragraph 19 hereof.

                                    DIRECTORS
                                    ---------

         21. POWERS OF DIRECTORS - The affairs of the Corporation shall be managed or the management shall be supervised by its board of directors. Until changed by special by-law or amending articles the number of the directors of the Corporation shall be three and, unless the provisions of paragraph 40 apply two shall constitute a quorum for the transaction of business at any meeting of the directors. Notwithstanding vacancies, the remaining directors may exercise all the powers of the board so long as a quorum of the board remains in office.

         22. QUALIFICATIONS - Each director shall be eighteen or more years of age and no undischarged bankrupt or mentally incompetent person shall be a director. If a director becomes bankrupt or a mentally incompetent person, he thereupon shall cease to be a director.

         22.a RESIDENT CANADIANS - A majority of the directors shall be resident Canadians and no business shall be transacted by the Board of Director unless a majority of the directors present are resident Canadians. Provided that the provisions of that paragraph shall not apply if the Corporation is a non-resident corporation.

         23. ELECTION AND TERM - Directors shall be elected yearly to hold office until the next annual meeting of shareholders and until their successors shall have been duly elected. The whole board shall be elected at each annual meeting, and all the directors then in office shall retire, but, if qualified, are eligible for re-election. The election may be by a show of hands or by resolution of the shareholders unless a ballot be demanded by any shareholder.

         24. REMOVAL OF DIRECTORS - The shareholders may, by resolution passed by a majority of the votes cast at a general meeting of shareholders of which notice specifying the intention to pass such resolution has been given, remove any director before the expiration of his tem of office and may, by a majority of the votes cast at that meeting, elect any person in his stead for the remainder of his term.

         25. VACANCIES - Vacancies on the board may be filled for the remainder of its term of office by qualified persons, either by the shareholders at a general meeting called for the purpose or, by the remaining directors if constituting a quorum; otherwise such vacancies shall be filled at the next meeting of the shareholders at which directors for the ensuing year are elected. If the number of directors is increased a vacancy or vacancies in the board to the number of the authorized increase shall thereby be deemed to have occurred which may be filled in the manner above provided, or by the shareholders at a general meeting called for the purpose of approving the increase.

         26. CONSENT OF DIRECTORS - No directors shall be elected or appointed to hold office at a meeting of shareholders or, where a vacancy exists on the board, by the remaining directors unless such person was present at the meeting when he was elected or appointed and did not refuse at the meeting to act as a director or where he was not present at the meeting when he was elected or appointed, he consented to act as a director in writing before his election or appointment or within ten (10) days thereafter.

         27. CALLING OF MEETINGS - Meetings of the board shall be held from time to time at such place, at such time and on such day as the president or a vice - president who is a director or any two directors may determine, and the secretary shall call meetings when directed or authorized by the president or by a vice president who is a director or by any two directors. Notice of every meeting so called shall be given to each director not less than forty-eight (48) hours (excluding any part of a Saturday or a holiday as defined by the Interpretation Act of Canada for the time being in force) before the time when the meeting is to be held, and such notice shall specify the general nature of any business to be transacted, save that no notice of a meeting shall be necessary if all the directors are present or if those absent have waived notice of or have otherwise signified their consent to the holding of such meeting.

         28. REGULAR MEETINGS - The board may appoint a day or days in any month or months for regular meetings at a place and hour to be named. A copy of any resolution of the board fixing the place and time of regular meetings of the board shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting.

         29. FIRST MEETING OF NEW BOARD - Each newly elected board may without notice hold its first meeting for the purpose of organization and the election and appointment of officers immediately following the meeting of shareholders at which such board was elected, provided a quorum of directors be present.

         30. PLACE OF MEETING - Meetings of the board may be held at the head office of the Corporation or at any other place within or outside of Ontario. In any financial year of the Corporation, however, a majority of the meetings of the Board of Directors shall be held at a place within Canada unless the Corporation is a non-resident corporation.

         30.a MEETING BY TELEPHONE - With the unanimous consent of all the directors, any director may participate in a meeting of the Board of Directors by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other and a director participating in a meeting pursuant to the provisions of this paragraph shall be deemed to be present in person at the meeting. If a majority of the directors participating in a meeting held pursuant to the provisions of this paragraph are then in Canada, the meeting shall be deemed to have been held in Canada.

         31. VOTES TO GOVERN - At all meetings of the board every question shall be decided by a majority of the votes cast on the question; and in case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote.

         32. REMUNERATION OF DIRECTORS - The directors shall be paid a remuneration to be calculated on the basis of $______ for each meeting of the board of directors attended by each such director during his term of office. Any remuneration so payable to a director who is also an officer or employee of the Corporation or who is counsel or solicitor to the Corporation or otherwise serves it in a professional capacity shall be in addition to his salary as such officer or to his professional fees as the case may be. The directors shall also be paid such sums in respect of their out-of-pocket expenses incurred in attending board, committee or shareholders meetings or otherwise in respect of the performance by them of their duties as the board may from time to time determine.

         33. INTEREST OF DIRECTORS IN CONTRACTS - Provided that the provisions of paragraph 34 have been complied with, no director shall be disqualified by his office from contracting with the Corporation nor shall any contract or arrangement entered into by or on behalf of the Corporation with any director or in which any director is in any way interested be liable to be voided nor shall any director so contracting or being so interested be liable to account to the Corporation for any profit realized by any such contract or arrangement by reason of such director holding that office or of the fiduciary relationship thereby established.

         34. DECLARATION OF INTEREST - It shall be the duty, however, of every director of the Corporation who is in any way, whether directly or indirectly, interested in a contract or arrangement with Corporation to declare the nature and extent of such interest to the extent, in the manner and at the time required by the applicable provisions of The Business Corporations Act for the time being in force and to refrain from voting in respect of the contract or arrangement or proposed contract or arrangement if and when prohibited by The Business Corporations Act.

         35. PROTECTION OF DIRECTORS AND OFFICERS - No director or officer of the Corporation shall be liable for the acts, receipts, neglects, or defaults of any other director or officer, or for joining in any receipts or other act for conformity, or for any loss or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by order of the board for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortuous act of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited or for any loss occasioned by any error of judgment or oversight on his part, or for any other damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto unless in or as a result of any action, suit or proceeding he is adjudged to be in breach of any duty or responsibility imposed upon him under The Business Corporations Act or under any other statute.

         36. INDEMNITY OF DIRECTORS AND OFFICERS - Every director or officer of the Corporation and his heirs, executors and administrators, and estate and effects, respectively, shall, from time to time and at all times, be indemnified and saved harmless, subject to the provisions of The Business Corporations Act, out of the funds of Corporation, from and against;

                           (a) any liability and all costs, charges and expenses that he sustains or incurs in respect of any action, suit or proceeding that is proposed or commenced against him for or in respect of anything done or permitted by him in respect of the execution of the duties of his office; and

                           (b) all other costs, charges and expenses that he sustains or incurs in respect of the affairs of the Corporation;

                  provided that no director or officer of the Corporation shall be indemnified by it in respect of any liability, cost, charges or expenses that he sustains or incurs in or about any action, suit or other proceeding as a result of which he is adjudged to be in breach of any duty or responsibility imposed upon him under The Business Corporations Act or under any other statute unless in an action brought against him in his capacity as director or officer, he has achieved complete or substantial success as a defendant.

         37. INSURANCE FOR DIRECTORS AND OFFICERS - The board may purchase and maintain insurance for the benefit of a director or officer of the Corporation against liabilities, cost, charges and expenses sustained or incurred by such director or officer in respect of the execution of the duties of his office or in respect of the affairs of the Corporation, except as a result of a contravention by such director or officer of Section 144 of The Business Corporations Act.

         38. LOANS TO SHAREHOLDERS - The directors of the Corporation may from time to time:

                           (a) make loans to bona fide full- time employees of the Corporation, whether or not they are shareholders or directors, with a view to enabling them to purchase dwelling houses for their own occupation, and may take from such employees mortgages or other securities for the repayment of such loan; or

                           (b) provide, in accordance with a scheme for the time being in force, money by way of loan for the purchase by trustees of fully paid shares of the Corporation, whether or not they are shareholders or directors; or

                           (c) make loans to bona fide employees of the Corporation other than directors, whether or not they are shareholders, with a view to enabling them to purchase fully paid shares of the Corporation to be held by them by the way of beneficial ownership; or

                           (d) if it is not offering its securities to the public, give directly or indirectly by means of a loan, guarantee, the provision of security or otherwise, financial assistance to any of its shareholders or directors with a view to enabling them to purchase issued shares of the Corporation.

         39. TRANSACTION OF BUSINESS BY SIGNATURE - By-laws or resolutions may be consented to at any time by the signatures of all the directors of the Corporation and such by-laws or resolutions are as valid and effective as if passed at a meeting of the directors duly called, constituted and held for that purpose.

         40. ONE DIRECTOR - Where the Corporation has only one director, the affairs of the Corporation shall be managed or the management shall be supervised by such director and all business which may be transacted at a meeting of the board of directors shall be transacted by such director in the manner provided for in paragraph 39 hereof.

                                    OFFICERS
                                    --------

         41. ELECTED OFFICER - At the first meeting of the board after each election of directors the board shall elect from among its members a president . The prior incumbent, if a member of the board, shall continue to hold office until the election at such meeting and, in default of such election, shall continue to hold office after such meeting. In case the office of president becomes vacant at any time, such vacancy may be filled by the board from among its members.

         42. APPOINTED OR ELECTED OFFICERS - At the first meeting of the board after each election of directors, the board shall appoint or elect a secretary, and may appoint or elect one or more vice-presidents, a general manager, a treasurer, and such other officers as the board may determine including one or more assistants to any of the officers so appointed or elected. The officers so appointed or elected may but need not be members of the board. One person may hold more than one office, and if the same person holds both the office of secretary and the office of treasurer, he may be known as secretary-treasurer.

         43. TERM OF OFFICE AND REMUNERATION - In the absence of written agreement to the contrary the board may remove at its pleasure any officer of the Corporation. Each prior officer shall continue to hold office until the appointment of officers at such a meeting and, in default of the appointment of officers at such meeting, shall continue to hold office after such other officers elected or appointed by it shall be settled form time to time by the board.

         44. PRESIDENT - The president shall, when present, preside at all meetings of the shareholders and of the board and shall be charged with the general supervision of the business and affairs of the Corporation. Except when the board has appointed a general manager or managing director, the president shall also have the powers and be charged with the duties of that office.

         45. VICE PRESIDENT - During the absence or inability of the president his duties may be performed and his powers may be exercised by the vice-president, or if there are more than one, by the vice-presidents in order of seniority (as determined by the board) save that no vice-president shall preside at a meeting of the board or at a meeting of shareholders who is not qualified to attend the meeting as a director, as the case may be. If a vice president exercises any such duty or power, the absence or inability of the president shall be presumed with reference thereto. A vice president shall also perform such duties and exercise such powers as the president may from time to time delegate to him or the board may prescribe.

         46. GENERAL MANAGER - The general manager, if one be appointed, shall have the general management and direction, subject to the authority of the board and the supervision of the president, of the Corporation's business and affairs and the power to appoint and remove any and all officers, employees and agents of the Corporation not elected or appointed directly by the board and to settle the terms of their employment and remuneration. If and so long as the general manager is a director he may but need not be known as the managing director.

         47. SECRETARY - The secretary shall give, or cause to be given, all notices required to be given to shareholders, directors, auditors and members of committees; he shall attend all meetings of the directors and of the shareholders and shall enter or cause to be entered in books kept for that purpose minutes of all proceedings at such meetings; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and other instruments belonging to the Corporation; and he shall perform such other duties as may from time to time be prescribed by the board.

         48. TREASURER - The treasurer shall keep full and accurate books of account in which shall be recorded all receipts and disbursements of the Corporation and, under the direction of the board, shall control the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the board at the meetings thereof, or whenever required of him an account of all his transactions as treasurer and of the financial position of the Corporation; and he shall perform such other duties as may from time to time be prescribed by the board.

         49. OTHER OFFICERS - The duties of all other officers of the Corporation shall be such as the terms of their engagement call for or the board requires of them. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board otherwise directs.

         50. VARIATION OF DUTIES - From time to time the board may vary, add to or limit the powers and duties of any officer or officers.

         51. AGENTS AND ATTORNEYS - The board shall have power from time to time to appoint agents or attorneys for the Corporation in or out of Ontario with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

         52. FIDELITY BONDS - The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their duties, in such form and with such surety as the board may from time to time prescribe.

                      BANKING ARRANGEMENTS, CONTRACTS, etc.
                      -------------------------------------

         53. BANKING ARRANGEMENTS - The banking of the Corporation, or any part thereof, shall be transacted with such bank, trust company or other firm or corporation carrying on a banking business as the board may designate, appoint or authorize from time to time by resolution and all such banking business or any part thereof, shall be transacted on the Corporation's behalf by such one or more officers and/or other persons as the board may designate, direct or authorize from time to time by resolution and to the extent therein provided, including, but without restricting the generality of the foregoing, the operation of the Corporation's accounts; the making, signing, drawing, accepting, endorsing, negotiating, lodging depositing, or transferring of any cheques, promissory notes, drafts acceptances, bills of exchange and orders for the payment of money; the giving of receipts for and orders relating to any property of the Corporation; the execution of agreement relating to any banking business and defining the rights and powers of the parties thereto; and the authorizing of any officer of such banker to do any act or thing on the Corporation's behalf to facilitate such banking business.

         54. EXECUTION OF INSTRUMENTS - Deeds, transfers, assignments, contracts and obligations on behalf of the Corporation may be signed by any two of the President, Vice President and Secretary-Treasurer and the corporate seal shall be affixed to such instruments as require the same.

                           Notwithstanding any provision to the contrary
                  contained in the by-laws of the Corporation, the board may at any time and from time to time direct the manner in which and the person or persons by whom any particular deed, transfer, contract or obligation or any class of deeds, transfers, contracts or obligations of the Corporation may or shall be signed.

                                     SHARES
                                     ------

         55. ALLOTMENT - The board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares in the capital stock of the Corporation, including any shares created by the amending articles increasing or otherwise varying the capital stock of the Corporation, to such person or persons or class of persons as the board shall by resolution determine.

         56. PAYMENT OF COMMISSIONS - The board may pay commissions to persons in consideration of their subscribing or agreeing to subscribe, whether absolutely or conditionally, for shares in the capital stock of Corporation, or procuring or agreeing to procure subscriptions, whether absolute or conditional for such shares, but no such commission shall exceed twenty-five percent of the amount of the subscription, except where the business of the Corporation is that of mining, gas or oil corporation or, where the business of the Corporation is that of a mining, gas or oil corporation or, where at least seventy-five (75%) percent of the assets of the Corporation are of a wasting character.

         57. SHARE CERTIFICATES - Every shareholder shall be entitled, without payment, to a share certificate stating the number and class of shares held by him as shown by the books of the Corporation. Share certificates shall be in such form or forms as the board shall from time to time approve. Unless otherwise ordered by the board, they shall be signed by the president or a vice-president and by the secretary or an assistant secretary and need not be under the corporate seal; provided that certificates representing shares in respect of which a transfer agent and registrar ( which term shall include a branch transfer agent and registrar) have been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and registrar. If authorized by resolution of the board, the corporate seal of the Corporation and the signature of one of the signing officers, or in the case of share certificates representing shares in respect of which a transfer agent and registrar have been appointed, the signatures of both signing officers, may be printed, engraved, lithographed, or otherwise mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to the signature of the officer whose signature (whether manual or facsimile) appears thereon no longer holds office at the date of issue or delivery of the certificate.

         58. REPLACEMENT OF SHARE CERTIFICATES - The board may by resolution prescribe, either generally or in a particular case, reasonable conditions upon which a new share certificate may be issued in lieu of and upon cancellation of the share certificate which has become mutilated or in substitution for a certificate which has been lost, stolen or destroyed.

         59. TRANSFER AGENT AND REGISTRAR - The directors may from time to time by resolution appoint or remove a transfer agent and a registrar (who may, but need not be the same individual or corporation) and one or more branch transfer agents and registrars ( who may, but need not be the same individual or corporation) for the shares in the capital stock of the Corporation and may provide for the transfer of shares in one or more places and may provide that shares will be interchangeably transferable or otherwise.

         60. TRANSFER OF SHARES - Transfers of shares in the capital stock of the Corporation shall be registerable on the register of transfers or on one of the branch registers of transfers (if any) kept by or for the Corporation in respect thereof, upon surrender of the certificate representing such shares properly endorsed subject to the provisions of The Corporations Act and subject to the restrictions on transfer set forth in the articles of the Corporation.

         61. REFUSAL TO REGISTER TRANSFER - The board may refuse to permit the registration of a transfer of shares in the capital stock of the Corporation registered in the name of a shareholder who is indebted to the Corporation unless such shares are listed on a recognized stock exchange.

         62. CLOSING REGISTER - The board may by resolution close the register of transfer and the branch register or registers of transfers, if any, for a period of time not exceeding forty-eight hours exclusive of Saturdays and holidays (as defined by the Interpretation Act of Canada for the time being in force) immediately preceding any meeting of the shareholders.

         63. RECORD DATE - The board may fix in advance a date preceding by not more than fourteen (14) days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for shares in the capital stock or securities of the Corporation as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such shares or securities, as the case may be, and in every such case only such persons as shall be shareholders of record at the close of business on the date so fixed shall be entitled to receive payment of such dividend or to exercise the right to subscribe for such shares or securities and to receive the warrant or other evidence in respect of such right, as the case may be, notwithstanding the transfer of any shares after any such record date fixed as aforesaid.

         64. JOINT SHAREHOLDERS - If two or more persons are registered as joint holders of any share, any one of such persons may give effectual receipts for the certificate issued in respect thereof and for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

                                    FINANCIAL
                                    ---------

         65. FINANCIAL YEAR - Unless otherwise determined by resolution of the board, the first fiscal year of the Corporation shall terminate on the 30th day of April, 1975, and thereafter the fiscal year of the Corporation shall terminate on the 30th day of April in each year.

         67. DIVIDENDS - The board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation. A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class in respect of which it has been declared and mailed by ordinary mail, postage prepaid, to such registered holder at his last address appearing on the books of the Corporation. In the case of joint holders the cheque shall, unless such joint holder and if more than one address appears on the books of the Corporation in respect of such joint holding the cheque shall be mailed to the first address so appearing. The mailing of such cheque as aforesaid shall satisfy and discharge all liability for the dividend to the extent of the sum represented thereby, unless such cheque be not paid at par on due presentation. In the event of non-receipt of any cheques for dividend by the person to whom it is so sent as aforesaid, the Corporation on proof of such non-receipt and upon satisfactory indemnity being given to it, shall issue to such person a replacement cheque for a like amount.

         67. PURCHASE OF BUSINESS AS OF PAST DATE - Where any business is bought by the Corporation as from a past date (whether such date be before or after the incorporation of the Corporation) upon terms that the Corporation shall as from that date take the profits and bear the losses of the business, such profits or losses as the case may be shall, at the discretion of the directors, be credited or debited wholly or in part to revenue account, and in that case the amount so credited or debited shall, for the purpose of ascertaining the fund available for dividend, be treated as a profit or loss arising from the business of the Corporation.

                                     NOTICES
                                     -------

         68. METHOD OF GIVING - Any notice, communication or other document to be given by the Corporation to a shareholder, director, officer, or auditor of the Corporation under any provision of the articles or by-laws shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his last address as recorded in the books of the Corporation or if sent by any means of wire or wireless or any other form of transmitted or recorded communication. The secretary may change the address on the books of the Corporation of any shareholder in accordance with any information believed by him to be reliable. A notice, communication or document so delivered shall be deemed to have been given when deposited in a post office or public letter box.; and a notice sent by any means of wire or wireless or any other form of transmitted or recorded communication shall be deemed to have been given when delivered to the appropriate communication company or agency or its representative for dispatch.

         69. COMPUTATION OF TIME - In computing the date when notice must be given under any provisions of the articles or by-laws requiring a specified number of days' notice of any meeting or other event, the date of giving the notice and the date of the meeting or other event, the date of giving the notice and the date of the meeting or other event shall be excluded.

         70. OMISSIONS AND ERRORS - The accidental omission to give any notice to any shareholder, director, officer, or auditor or in any error in any notice not effecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

         71. NOTICE TO JOINT SHAREHOLDERS - All notices with respect to any shares registered in more than one name may if more than one address appears on the books of the Corporation in respect of such joint holding , be given to such joint shareholders at the first address so appearing, and notice so given shall be sufficient notice to all the holders of such shares.

         72. PERSONS ENTITLED BY DEATH OR OPERATION OF LAW - Every person who by operation of law, transfer, death of a shareholder or by any other means whatsoever, shall become entitled to any share or shares, shall be bound by every notice in respect of such share or shares which shall have been duly given to the person from whom he derives his title to such share or shares, previously to his name and address being entered on the books of the Corporation (whether it be before or after the happening of the event upon which he became so entitled).

         73. WAIVER OF NOTICE - Any shareholder (or his duly appointed proxy), director, officer or auditor may waive any notice required to be given under any provision of the articles or by-laws of the Corporation or of The Business Corporations Act, and such waiver, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in giving such notice.

         74 INTERPRETATION - In this by-law and all other by-laws of the Corporation, words importing the singular number only shall include the plural and vice-versa; words importing the masculine gender shall include the feminine and neuter genders; words importing persons shall include companies, corporations, partnerships and any number or aggregate of persons; "board" shall mean the board of directors of the Corporation; "resident Canadian" means a Canadian citizen who is ordinarily resident in Canada; "articles" shall include amending articles and any restatement of articles; "non-resident corporation" means a corporation that is not deemed to be resident in Canada under paragraph (c) of subsection (4) of section 250 of The Income Tax Act (Canada); "The Business

                  Corporations Act" shall mean The Business Corporations Act, (Ontario) as amended form time to time or any Act that may hereafter be substituted therefore

                  PASSED the 13th day of December, 1976

         WITNESS the corporation seal of the Corporation.

                                               --------------------------------
                                                         President          c/s

                                               --------------------------------
                                                         Secretary

         The undersigned, being all the directors of the Corporation, hereby sign, pursuant to the provisions of The Business Corporation Act, the foregoing by-laws as By-Law No. 1 of the by- laws of the said Corporation.

         DATED the 18th day of  June 1974

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

         The undersigned, being all the shareholders of the Corporations Act, the foregoing By- law No. 1 of the by-laws of the said Corporation signed by all the directors of the said Corporation as a by-law thereof pursuant to the provisions of the said Act on the 18th day of June 1974.

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

                                   BY-LAW NO.2

                        A by-law respecting the borrowing
                    of money, the issuing of debt obligations
                         and the securing of liabilities
                        by HAMILTON DIGITAL DESIGNS LTD.

         BE IT ENACTED as a by-law of
                  HAMILTON DIGITAL DESIGNS LTD.
(hereinafter referred to as the "Corporation") as follows: -

         The directors of the Corporation may from time to time:

         (a)      borrow money on the credit of the Corporation;

         (b) issue, sell or pledge debt obligations (including bonds, debentures, debenture stock or other like liabilities) of the Corporation but no invitation shall be extended to the public to subscribe for any such debt obligations;

         (c) charge, mortgage, hypothecate or pledge all or any currently owned or subsequently acquired real or personal, movable or immovable property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation;

         (d) delegate the powers conferred on the directors under this by-law to such officers of the Corporation and to such extent and in such manner as the directors shall determine.

         PASSED the 18th day of June, 1974

WITNESS the corporate seal of the Corporation.

                                               --------------------------------
                                                        President

                                               --------------------------------
                                                        Secretary

         The undersigned, being all the directors of the Corporation, hereby sign, pursuant to the provisions of The Business Corporation Act, the foregoing by-laws as By-Law No. 2 of the by- laws of the said Corporation

         DATED the 18th day of June, 1974

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------



         The undersigned, being all the shareholders of the Corporations Act, the foregoing By- law No. 2 of the by-laws of the said Corporation signed by all the directors of the said Corporation as a by-law there of pursuant to the provisions of the said Act on the 18th day of June, 1974.

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

                                  BY-LAW NO. 3

                  A By-law respecting the borrowing of money and the issue of securities by HAMILTON DIGITAL DESIGNS LTD.

BE IT ENACTED by the Directors of Hamilton Digital Designs Ltd. as a By-law of the said Company as follows:

The Directors of the Company may from time to time:

         (a) borrow money upon the credit of the Company in such amounts and upon such terms as may be deemed necessary;

         (b) issue bonds, debentures, debenture stock or other like liabilities of the Company whether constituting a charge on the property of the Company or not, for such amounts and upon such terms as may be deemed expedient, and pledge or sell the same for such sums and at such prices as the Directors may determine;

         (c) charge, mortgage, hypothecate or pledge all or any of the real or personal property of the Company, present or furniture, including book debts and unpaid calls, rights, powers, franchises and undertaking to secure any such bonds, debentures, debenture stock or other like liabilities or any money borrowed or other debt or any other obligation or liability of the Company


PASSED by the Directors and sealed with the Company's seal this 17th day of November 1974.

                                               --------------------------------
                                                        President

                                               --------------------------------
                                                        Secretary

         The undersigned officers of the above-named Company hereby certify that the foregoing is a true and complete copy of a By-law passed by the Directors of the said Company at a meeting duly called and regularly held on the Seventeenth day of November 1974, at which a quorum of Directors was present, and confirmed by at least two-thirds of the votes cast at a general meeting of shareholders of the said company duly called for considering the same By-law and regularly held on the Seventeenth day of November 1974, all as set forth and recorded in the minute book of the proceedings of the Directors and of the Shareholders of the said Company; and further that the said By-law is now in full force and effect.

         WITNESS our hands and the corporate seal of the said Company this Seventeenth day of November 1974

                                               --------------------------------
                                                        President

                                               --------------------------------
                                                        Secretary

         The undersigned, being all the directors of the Corporation, hereby sign, pursuant to the provisions of The Business Corporation Act, the foregoing by-laws as By-Law No. 3 of the by- laws of the said Corporation

         DATED the 17th day of November, 1974.

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------



         The undersigned, being all the shareholders of the Corporations Act, the foregoing By- law No. 3 of the by-laws of the said Corporation signed by all the directors of the said Corporation as a by-law there of pursuant to the provisions of the said Act on the 17th day of November, 1974.

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

                              SPECIAL BY- LAW NO. 4

                  A by-law respecting the change of head office
                        of HAMILTON DIGITAL DESIGNS LTD.

         BE IT ENACTED as a by-law of the Corporation that the head office of the Corporation is hereby changed from the City of Hamilton, in the Regional Municipality of Hamilton- Wentworth to the City of Burlington, in the Regional Municipality of Halton, and Province of Ontario.

                  DATED this 19th day of July 1978.

                                               --------------------------------
                                                        President

                                               --------------------------------
                                                        Secretary

         The undersigned, being all the directors of the Corporation, hereby sign, pursuant to the provisions of The Business Corporation Act, the foregoing by-laws as By-Law No. 4 of the by- laws of the said Corporation

         DATED the 19th day of July, 1978.

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------



         The undersigned, being all the shareholders of the Corporations Act, the foregoing By- law No. 4 of the by-laws of the said Corporation signed by all the directors of the said Corporation as a by-law there of pursuant to the provisions of the said Act on the 19th day of July, 1978.

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

                    SPECIAL BY-LAW TO AUTHORIZE THE DIRECTORS
                           TO BORROW AND GIVE SECURITY
                                           HAMILTON DIGITAL DESIGNS LTD.

Head office:  Unit 14, 4060 Fairview Street, Burlington, Ontario L7L 4Y8
              -----------------------------------------------------------------

INCORPORATED UNDER     THE BUSINESS CORPORATIONS ACT
                  -------------------------------------------------------------

                              SPECIAL BY-LAW NO. 5

BE IT ENACTED AS A SPECIAL BY-LAW OF THE CORPORATION AS FOLLOWS:

The Directors of the Corporation are hereby authorized from time to time:

(a) to borrow money upon the credit of the Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

(b)      to issue debt obligations of the Corporation;

(c) to pledge or sell such debt obligations for such sums and at such prices as may be deemed expedient;

(d) to mortgage, hypothecate, charge or pledge, or give security in any manner whatever upon, all or any currently owned or subsequently acquired property, real and personal, immovable and movable, undertaking, books debts powers, franchises and rights of the Corporation, to secure any debt obligations of the Corporation, present or future, or any money borrowed or to be borrowed or any other debt or liability of the Corporation, present or future;

(e) to delegate to such officer(s) or Director(s) of the Corporation as the Directors may designate all or any of the foregoing powers to such extent and in such manner as the Directors may determine.

         This Special By-law shall remain in force and be binding upon the Corporation as regards any party acting on the faith thereof, until a copy, certified by the Secretary of the Corporation under the Corporation's seal, of a Special By-law repealing or replacing this Special By-law shall have been received by such party and duly acknowledged in writing.

         ENACTED this 19th day of July 1978

         AS WITNESS the corporate seal of the Corporation.

                                               --------------------------------
                                                        President
                                               --------------------------------
                                                        Secretary

                                   CERTIFICATE

         It is hereby certified by the undersigned that the foregoing Special By-law was duly passed by the Directors of the above-named Corporation and was duly sanctioned and or confirmed by the shareholders/members of the Corporation in accordance with the Articles or Charter and By-laws and all other laws governing the Corporation and was executed in the manner above indicated and that the said Special By-law is now in full force and effect.

AS WITNESS the corporate seal of the Corporation this 19th day of July, 1978.

                                               --------------------------------
                                                        Secretary

         The undersigned, being all the directors of the Corporation, hereby sign, pursuant to the provisions of The Business Corporation Act, the foregoing by-laws as By-Law No. 5 of the by- laws of the said Corporation

         DATED the 19th day of July, 1978.

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------



         The undersigned, being all the shareholders of the Corporations Act, the foregoing By- law No. 5 of the by-laws of the said Corporation signed by all the directors of the said Corporation as a by-law there of pursuant to the provisions of the said Act on the 19th day of July, 1978.

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

                                  BY-LAW NO. 6

                 A By-law increasing the number of Directors of
                HAMILTON DIGITAL DESIGNS LTD. from three to four

BE IT ENACTED as a by-law of the Company that:

1. Then number of the directors of the Company is hereby increased from three to four so that the Board of Directors of the Company shall hereafter be composed of four directors.

2. Three Directors shall constitute a quorum at any meeting of the Board of Directors.

3. All prior by-laws, resolutions and proceedings of the company inconsistent herewith are hereby amended, Modified and revised in order to give effect to this by-law.


                  DATED the 8th day of January, 1979

                                               --------------------------------
                                                        President

                                               --------------------------------
                                                        Secretary

         The undersigned, being all the directors of the Corporation, hereby sign, pursuant to the provisions of The Business Corporation Act, the foregoing by-laws as By-Law No. 6 of the by- laws of the said Corporation

         DATED the 8th day of January, 1979.

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------



         The undersigned, being all the shareholders of the Corporations Act, the foregoing By- law No. 6 of the by-laws of the said Corporation signed by all the directors of the said Corporation as a by-law there of pursuant to the provisions of the said Act on the 8th day of January, 1979.

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

                          HAMILTON DIGITAL DESIGNS LTD.

                                  BY-LAW NO. 7

                     BEING A BY-LAW RESPECTING THE YEAR END
                               OF THE CORPORATION

WHEREAS the Corporation wishes to amend Section 65 of By-law No. 1, being a by-law relating generally to the business and affairs of the Corporation;

NOW THEREFOR BE IT ENACTED as a by-law of the Corporation as follows:

         Section 65. Financial Year of By-law No.1 is repealed and the following is substituted therefore:

         "65. Financial Year - The financial year of the Corporation shall end on the 30th day of June in each year, until changed by a resolution of the board."

The foregoing By-law is hereby consented to by all the Directors of the Corporation pursuant to the Business Corporations Act, this 4th day of July, 2000.


------------------------------------        ------------------------------------
James B. Mitchell                           J. William Brandner

The foregoing By-law is hereby confirmed by all the Shareholders of the Corporation pursuant to the Business Corporations Act, this 4th day of July, 2000.

DTEK SIGNS ULC

Per:_________________________________
         Authorized Officer